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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 1999


                       Information Architects Corporation
             (Exact name of registrant as specified in its charter)



                                 North Carolina
                 (State or other jurisdiction of incorporation)


                    0-22325                   87-0399301
           (Commission File Number) (IRS Employer Identification No.)



                4064 Colony Road, Charlotte, North Carolina 28211
               (Address of principal executive offices) (Zip Code)

                                  704-365-2324
               Registrant's telephone number, including area code


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Item 5.  Other Events.

         On September 15, 1999, Information Architects Corporation (the "Company"), and Alydaar Acquisition Corp., a wholly-owned subsidiary of the Company ("Alydaar Sub"), entered into a Confidential Termination Agreement and Release, dated as of that date (the "Termination Agreement") with Data Systems Network Corporation ("Data Systems"). The Termination Agreement sets forth the definitive terms and conditions of the termination of the Agreement and Plan of Merger, dated January 31, 1999 (the "Merger"). The Termination Agreement is filed herewith as Exhibit 2.1(b), and the press release of the Company announcing the termination of the Merger is filed herewith as Exhibit 99.3. Both Exhibits 2.1(b) and 99.3 are incorporated herein by reference.


Item 7(c).        Exhibits

         Exhibit No.  Description

         2.1(b) Confidential Termination Agreement and Release, dated September 15, 1999
         99.3 Press Release issued by Information Architects Corporation on September 15, 1999




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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Information Architects Corporation
                                      (Registrant)

                                      By:  /s/ ROBERT F. GRUDER
                                           Robert F. Gruder
                                           Chief Executive Officer
Dated:  September 30, 1999